UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 17, 2015

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	001-4802	22-0760120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive

Franklin Lakes, New Jersey 07417-1880

(Address of Principal Executive Offices)(Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 17, 2015, Becton, Dickinson and Company, a New Jersey corporation (“BD”), completed the acquisition of CareFusion Corporation, a Delaware corporation (“CareFusion”). Pursuant to the terms of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 5, 2014, among BD, CareFusion and Griffin Sub, Inc., a Delaware corporation and wholly-owned subsidiary of BD (“Merger Corp”), Merger Corp merged with and into CareFusion, with CareFusion as the surviving entity (the “Merger”). As a result of the Merger, CareFusion became a wholly-owned subsidiary of BD.

At the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of CareFusion (other than shares, if any, held by BD, Merger Corp and CareFusion and the shares with respect to which appraisal rights have been properly demanded and not withdrawn in accordance with the Delaware General Corporation Law) was converted into the right to receive (i) $49.00 in cash, without interest and (ii) 0.0777 of a share of common stock, par value $1.00 per share, of BD ((i) and (ii) together, the “Merger Consideration”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to BD’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2014 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

A portion of the cash component of the Merger Consideration was funded from a borrowing on March 17, 2015 of $1.0 billion under BD’s previously announced 364-Day Term Loan Agreement, dated December 19, 2014, by and among BD, as borrower, Goldman Sachs Bank USA, as administrative agent and the lenders party thereto (the “Term Loan”).

Additional information and details regarding the Term Loan are contained in Item 1.01 of BD’s Current Report on Form 8-K filed on December 19, 2014, and the foregoing description of the Term Loan is qualified in its entirety by reference to the 364-Day Term Loan Agreement, a copy of which was filed as Exhibit 10.1 to BD’s Current Report on Form 8-K filed with the SEC on December 19, 2014 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 17, 2015, BD issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by BD under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) The unaudited consolidated condensed financial statements (and notes thereto) of CareFusion for the six-month periods ended December 31, 2014 and 2013 are filed herewith as Exhibit 99.2 hereto and incorporated herein by reference.

(b) The unaudited pro forma condensed combined financial information (and notes thereto) of BD giving effect to the Merger and the related financing transactions is filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated October 5, 2014, among Becton, Dickinson and Company, CareFusion Corporation and Griffin Sub, Inc. (filed as Exhibit 2.1 to BD’s 8-K on October 6, 2014)

99.1	Press Release, dated March 17, 2015

99.2	Unaudited consolidated condensed financial statements (and notes thereto) of CareFusion for the six-month period ended December 31, 2014 and 2013

99.3	Unaudited pro forma condensed combined financial information (and notes thereto) of BD giving effect to the Merger and the related financing transactions

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Gary DeFazio

Name:	Gary DeFazio
Title:	Vice President and Corporate Secretary

Date: March 17, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated October 5, 2014, among Becton, Dickinson and Company, CareFusion Corporation and Griffin Sub, Inc. (filed as Exhibit 2.1 to BD’s 8-K on October 6, 2014)

99.1	Press Release, dated March 17, 2015

99.2	Unaudited consolidated condensed financial statements (and notes thereto) of CareFusion for the six-month period ended December 31, 2014 and 2013

99.3	Unaudited pro forma condensed combined financial information (and notes thereto) of BD giving effect to the Merger and the related financing transactions